EXHIBIT 99.2

                        Citizens & Northern Corporation

                         90-92 Main Street, P.O. Box 58
                               Wellsboro, PA 16901
                    Phone: (570) 724-3411 Fax: (570) 723-8097
       E-Mail: cnemail@cnbankpa.com   Web Page: http://www.cnbankpa.com
               --------------------             -----------------------
                              Stock Symbol: CZNC.OB

Chartered 1864

        Member                                    FEDERAL DEPOSIT INSURANCE CORP

                                QUARTERLY REPORT

SEPTEMBER 30, 2004

Dear Shareholder:

During 2004, there have been many projects and challenges that have occupied our attention and focus. Chief among them are the computer core system conversion, the expansion of our presence in Lycoming County and the forecast of higher interest rates. The conversion to the new computer system is scheduled for the weekend of October 16th and 17th. Our people, under the very capable leadership of Jim Shelmire and Scott Keck, have worked very hard in preparing for this significant event. The costs have been high in both time and money, but we believe the outcome will position us well for future growth in assets and income.

On September 7th, we opened our 19th branch office in South Williamsport in our pursuit of establishing a meaningful market presence in Lycoming County. We are moving forward on plans for other full service locations in that market.

As the Federal Reserve pursues a strategy of increasing the short-term Federal Funds rate over the next year, our interest spread and margin will be challenged as the costs of funds may increase more rapidly than the return we will realize from our earning assets, most of which are fixed rate. We expect continued growth in the loan portfolio to help reduce some of the impact to earnings of the interest rate squeeze.

As we have grown, so has our need for office space. Thus we have plans for a new administrative building in Wellsboro only two blocks from our branch location. The land was purchased the first of October. We hope to break ground before winter sets in.

The financial results for the nine months ending September 30th reveal strong growth in the interest margin, up 11.2%, due primarily to a nearly 13% growth in net loans. Net income at $10.8 million was down from last year by 9.3%. The lower net income is due in large part to two factors: $1.051 million in additional expenses incurred thus far for the core banking software conversion and the start-up expenses and operations for the two new Williamsport offices; and $1.545 million less in net realized security gains. Total assets increased 8.14% to $1.135 billion. Deposits and repo sweeps increased to over $695 million. Trust assets under management increased by nearly 16.5% to $358 million.

Our nonperforming loans increased substantially, on a historical basis, during the second quarter of this year. We continue to monitor the credit quality and we are maintaining an adequate allowance relative to total loans. Our equity position remains strong at 10.71% average equity to average assets.

The third quarter dividend of 22 cents per share brings the total dividends paid for 2004 to 66 cents for the three quarters, up 4.8% over the first three quarters of 2003.

Thank you for your continued support.
                                             Craig G. Litchfield
                                             Chairman, President & CEO

                         CITIZENS & NORTHERN CORPORATION
                               BOARD OF DIRECTORS

                    Craig G. Litchfield Chairman of the Board

      Dennis F. Beardslee                               Leo F. Lambert
      R. Robert DeCamp                                  Edward L. Learn
      Jan E. Fisher                                     Edward H. Owlett, III
      R. Bruce Haner                                    Leonard Simpson
      Susan E. Hartley                                  James E. Towner
      Karl W. Kroeck                                    Ann M. Tyler

                                DIRECTORS EMERITI
      J. Robert Bower                                   F. David Pennypacker
      Lawrence F. Mase                                  Donald E. Treat

                                    OFFICERS
      Craig G. Litchfield        Chairman, President and Chief Executive Officer
      Mark A. Hughes             Treasurer
      Kathleen M. Osgood         Corporate Secretary

                            CITIZENS & NORTHERN BANK
                                     OFFICES
      428 S. Main Street, ATHENS, PA 18810            570-888-2291
      111 Main Street, DUSHORE, PA 18614              570-928-8124
      Main Street, EAST SMITHFIELD, PA 18817          570-596-3131
      104 Main Street, ELKLAND, PA 16920              814-258-5111
      102 E. Main Street, KNOXVILLE, PA 16928         814-326-4151
      Main Street, LAPORTE, PA 18626                  570-946-4011
      Main Street, LIBERTY, PA 16930                  570-324-2331
      1085 S. Main Street, MANSFIELD, PA 16933        570-662-1111
      Route 220, MONROETON, PA 18832                  570-265-2157
      3461 Rte.405 Highway, MUNCY, PA 17756           570-546-6666
      Thompson Street, RALSTON, PA 17763              570-995-5421
      503 N. Elmira Street, SAYRE, PA 18840           570-888-2220
      2 E. Mountain Ave., SO. WILLIAMSPORT, PA 17702  570-601-3016
      41 Main Street, TIOGA, PA 16946                 570-835-5236
      428 Main Street, TOWANDA, PA 18848              570-265-6171
      Court House Square, TROY, PA 16947              570-297-2159
      90-92 Main Street, WELLSBORO, PA 16901          570-724-3411
      130 Court Street, WILLIAMSPORT, PA 17701        570-320-0100
      Route 6, WYSOX, PA 18854                        570-265-9148

                       TRUST & FINANCIAL MANAGEMENT GROUP
      90-92 Main Street, Wellsboro, PA 16901          800-487-8784
      428 Main Street, Towanda, PA 18848              888-987-8784
      503 N. Elmira Street, Sayre, PA 18840           888-760-8192
      3461 Rte 405 Highway, Muncy, PA 17756           570-546-6666
      130 Court Street, Williamsport, PA 17701        570-601-6000

ACCOUNT SERVICES - 90-92 Main St, Wellsboro, PA 16901     800-726-2265

BANKCARD SERVICES - 11822 Route 6, Wellsboro PA 16901     800-676-6639

FUNDS MANAGEMENT - 90-92 Main St., Wellsboro, PA 16901    800-577-9397
                              www.fmt@cnbankpa.com
                              --------------------

INTERNET BANKING - 90-92 Main St., Wellsboro, PA 16901    570-724-0266
                                www.cnbankpa.com
                                ----------------

C&N FINANCIAL SERVICES CORPORATION - 68 Main Street, Wellsboro, PA 866-ASK-CNFS
                           www.cnfinancialservices.com

CONSOLIDATED STATEMENT OF INCOME
(In Thousands, Except Per Share Data)   (Unaudited)

                                                                     3 MONTHS ENDED                      9 MONTHS ENDED
                                                                        SEPTEMBER                           SEPTEMBER
                                                                  2004               2003             2004              2003
                                                                (CURRENT)         (PRIOR YR)        (CURRENT)        (PRIOR YR)
                                                                ---------         ----------        ---------        ----------
Interest and Dividend Income                                    $  14,573          $ 13,553          $ 42,931         $ 41,426
Interest Expense                                                    5,665             5,655            16,861           17,987
-------------------------------------------------------------------------------------------------------------------------------

Interest Margin                                                     8,908             7,898            26,070           23,439

Provision for Loan Losses                                             350               250             1,050              850
-------------------------------------------------------------------------------------------------------------------------------
Interest Margin After Provision for Loan Losses                     8,558             7,648            25,020           22,589

Other Income                                                        1,627             1,705             5,107            4,873

Realized Gains on Securities, Net                                     459               660             1,744            3,289
Other Expenses                                                      6,738             5,336            19,255           16,224
-------------------------------------------------------------------------------------------------------------------------------

Income Before Income Tax Provision                                  3,906             4,677            12,616           14,527

Income Tax Provision                                                  501               759             1,816            2,617
-------------------------------------------------------------------------------------------------------------------------------

NET INCOME                                                       $  3,405          $  3,918          $ 10,800         $ 11,910
===============================================================================================================================

PER SHARE DATA (**):
Net Income - Basic                                                  $0.42             $0.48             $1.33            $1.47
Net Income - Diluted                                                $0.42             $0.48             $1.32            $1.46
Dividend Per Share                                                  $0.22             $0.21             $0.66            $0.63
Number of Shares Used in Computation - Basic                    8,101,833         8,090,861         8,104,964        8,088,632
Number of Shares Used in Computation - Diluted                  8,145,950         8,151,281         8,154,129        8,135,712



CONSOLIDATED BALANCE SHEET
(In Thousands)    (Unaudited)

                                                                          SEPT. 30,         SEPT. 30,
                                                                            2004              2003
                                                                          ---------         ---------
ASSETS
Cash & Due from Banks                                                    $   14,282         $   18,458
Available-for-Sale Securities                                               499,572            482,064
Loans, Net                                                                  564,867            500,005
Other Assets                                                                 56,712             49,483
-------------------------------------------------------------------------------------------------------

TOTAL ASSETS                                                             $1,135,433         $1,050,010
=======================================================================================================

LIABILITIES
Deposits                                                                 $  672,875         $  652,728
Repo Sweep Accounts                                                          22,961             22,866
-------------------------------------------------------------------------------------------------------
     Total Deposits and Repo Sweeps                                         695,836            675,594
Borrowed Funds                                                              298,191            238,997
Other Liabilities                                                            12,402             13,313
-------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                         1,006,429            927,904
-------------------------------------------------------------------------------------------------------

SHAREHOLDERS' EQUITY
Shareholders' Equity, Excluding Net Unrealized
  Gains/Losses on Available-for-sale Securities                             118,769            110,619
Net Unrealized Gains/Losses on Available-
  for-sale Securities (*)                                                    10,235             11,487
-------------------------------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY                                                  129,004            122,106
-------------------------------------------------------------------------------------------------------

TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                                 $1,135,433         $1,050,010
=======================================================================================================


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CONSOLIDATED FINANCIAL HIGHLIGHTS
(In Thousands, Except Per Share Data) (Unaudited)

                                                                   9 MONTHS ENDED                    %
                                                                      SEPTEMBER                   INCREASE
                                                                2004             2003            (DECREASE)
                                                                ----             ----            ----------
EARNINGS PERFORMANCE
Net Income                                                   $   10,800       $   11,910            -9.32%
Return on Average Assets                                           1.30%            1.54%          -15.58%
Return on Average Assets,
  Excluding Unrealized Gains/Losses
  on Available-for-Sale Securities (***)                           1.32%            1.57%          -15.92%
Return on Average Equity                                          11.28%           13.10%          -13.89%
Return on Average Equity,
  Excluding Unrealized Gains/Losses
  on Available-for-Sale Securities (***)                          12.33%           14.76%          -16.46%

BALANCE SHEET HIGHLIGHTS
Total Assets                                                 $1,135,433       $1,050,010             8.14%
Available-for-Sale Securities                                   499,572          482,064             3.63%
Loans (Net)                                                     564,867          500,005            12.97%
Allowance for Loan Losses                                         6,570            5,898            11.39%
Deposits and Repo Sweep Accounts                                695,836          675,594             3.00%
Trust Assets Under Management                                   358,349          307,623            16.49%

SHAREHOLDERS' VALUE (PER SHARE) (**)
Net Income - Basic                                           $     1.33        $    1.47            -9.52%
Net Income - Diluted                                         $     1.32        $    1.46            -9.59%
Dividends                                                    $     0.66        $    0.63             4.76%
Book Value                                                   $    15.92        $   15.09             5.50%
Book Value, Excluding Unrealized
  Gains/Losses on Available-for-
  sale Securities (***)                                      $    14.66        $   13.67             7.24%
Market Value (Last Trade)                                    $    25.00        $   26.24            -4.73%
Market Value /  Book Value                                       157.04%          173.89%           -9.69%
Market Value /  Book Value,
  Excluding Unrealized Gains/Losses
  on Available-for-Sale Securities (***)                         170.53%          191.95%          -11.16%
Price Earnings Multiple                                           14.10            13.39             5.30%
Dividend Yield                                                     3.52%            3.20%           10.00%

SAFETY AND SOUNDNESS
Shareholders' Equity / Average Assets,
  Excluding Unrealized Gains/Losses
  on Available-for-Sale Securities (***)                          10.71%           10.66%            0.47%
Nonperforming Assets / Total Assets                                0.67%            0.13%          415.38%
Allowance for Loan Losses / Total Loans                            1.15%            1.17%           -1.71%
Risk Based Capital Ratio                                          18.92%           20.55%           -7.93%

AVERAGE BALANCES
Average Assets                                               $1,107,753       $1,029,638             7.59%
Average Assets, Excluding
  Unrealized Gains/Losses on
  Available-for-sale Securities                               1,091,299        1,008,972             8.16%
Average Equity                                                  127,687          121,200             5.35%
Average Equity, Excluding
  Unrealized Gains/Losses on
  Available-for-sale Securities                                 116,828          107,561             8.62%


(*) Net unrealized gains/losses on available-for-sale securities are presented as "Accumulated Other Comprehensive Income" in the annual and quarterly financial statements filed with the Securities and Exchange Commission.

(**) For purposes of per share calculations, the market value and number of outstanding shares have been retroactively adjusted for the effects of the 3-for-2 stock split issued in April 2003, and for 1% stock dividends issued in January of each year presented.

(***) Generally accepted accounting principles ("GAAP") require that available-for-sale securities be reported at fair value, with unrealized gains and losses excluded from earnings and reported separately through shareholders' equity, net of tax. Management believes there is an inherent mismatch between the income statement and balance sheet related to unrealized gains/losses that may create a material inconsistency in the calculation of earnings-based ratios. Further, the amount of unrealized gains or losses may vary widely from period-to-period, depending on the financial markets as a whole and interest rate movements. Therefore, management has provided these "non-GAAP" ratios because we believe they provide meaningful information for evaluating the Corporation's financial position and results of operations.